Exhibit 10.6

CONTINUING AND UNCONDITIONAL GUARANTY

This CONTINUING AND UNCONDITIONAL GUARANTY, dated as of May 6, 2022 (this “Guaranty”), among NewLake Capital Partners, Inc. (“Parent”) GA 2 (Uncasville CT) LLC, a Delaware limited liability company (“GA 2”), GA 5 (Sterling MA) LLC, a Delaware limited liability company (“Sterling”), NLCP 4758 N. Milwaukee IL, LLC, an Illinois limited liability company (“4758 N. Milwaukee”), NLCP 4645 De Soto CA, LLC, a California limited liability company (“4645 De Soto”), NLCP 2229 Diehl IL, LLC, an Illinois limited liability company (“2229 Diehl”), NLCP 939 Boston Turnpike MA LLC, a Massachusetts limited liability company (“939 Boston Turnpike”), NLCP 520 Shamokin Street PA LLC, a Pennsylvania limited liability company (“520 Shamokin Street”), NLCP 156 Lincoln MA, LLC, a Massachusetts limited liability company (“156 Lincoln”), NLCP 7 Legion MA, LLC, a Massachusetts limited liability company (“7 Legion”), NLCP 1 Oak Hill RD MA, LLC, a Delaware limited liability company (“1 Oak Hill RD”), GA 3 (Sinking spring PA) LLC, a Delaware limited liability company (“GA 3 (Sinking)”, and together with Parent, GA 2, Sterling, 4758 N. Milwaukee, 4645 De Soto, 2229 Diehl, 939 Boston Turnpike, 520 Shamokin Street, 156 Lincoln, 7 Legion and 1 Oak Hill RD, hereinafter collectively referred to as the “Guarantors”, and each individually as a “Guarantor”) and Xxxxxxxxxxxxxxxx, as agent (in such capacity, the “Agent”) for the Secured Parties (as defined in the Loan Agreement).

WHEREAS, pursuant to the Loan and Security Agreement, dated as of May 6, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among NLCP Operating Partnership LP, a Delaware limited partnership (“Company” and together with any other Person that joins the Loan Agreement as a Borrower in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the Lenders from time to time party thereto (“Lenders”), and the Agent, and the other Loan Documents referred to therein, the Lenders and the other Secured Parties have agreed to make Revolver Loans to Borrowers;

WHEREAS, each Guarantor will receive direct and indirect benefits from the Revolver Loans made under the Loan Agreement and other Loan Documents;

WHEREAS, the obligations of Lenders to make such Revolver Loans under the Loan Agreement are conditioned upon, among other things, the execution and delivery of this Guaranty by each Guarantor; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees, for the benefit of each Secured Party, as follows:

1.    Definitions; Rules of Construction. Capitalized terms used in this Guaranty and not otherwise defined herein have the meanings specified in the Loan Agreement. The rules of construction specified in Sections 1.2 through 1.4 of the Loan Agreement also apply to this Agreement.

2.    The Guaranty. For valuable consideration, each Guarantor unconditionally guarantees and promises to pay promptly to Agent for the benefit of the Lenders in lawful money of the United States, the Obligations when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter; provided that notwithstanding the foregoing, the guaranty of by any Guarantor under this Section 2 shall not include Excluded Swap Obligations with respect to such Guarantor (such Obligations, after giving effect to such exclusion of the Excluded Swap Obligations, the “Guaranteed Obligations”). The liability of Guarantor is continuing and relates to the Guaranteed Obligations, including that arising under successive transactions under any of the other Loan Documents which shall either continue the Guaranteed Obligations or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor's liability under any other guaranties signed by Guarantor. If multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several.

Continuing and Unconditional Guaranty

3.    Obligations Independent. The obligations of each Guarantor under this Guaranty are independent of the obligations of any other Loan Party or other guarantor, and a separate action or actions may be brought and prosecuted against such Guarantor whether action is brought against any Borrower or any other guarantor or whether any Borrower or any other guarantor be joined in any such action or actions.

4.    Rights of Lenders. The liability of each Guarantor hereunder is irrevocable, continuing, absolute, and unconditional and the obligations of each Guarantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise effected by, and each Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of the Lenders (including without notice or demand):

(a)    renewing, compromising, extending, accelerating, or otherwise changing the time for payment, or otherwise changing the terms, of the Guaranteed Obligations or any part thereof, including any increase or decrease of the rate of interest, or otherwise changing the terms of any Loan Documents (as defined in the Loan Agreement);

(b)    receiving and holding security for the payment of this Guaranty or any of the Guaranteed Obligations and exchanging, enforcing, waiving, releasing, failing to perfect, selling, or otherwise disposing of any such security;

(c)    applying such security and directing the order or manner of sale thereof as Agent in its discretion may determine;

(d)    releasing or substituting any Guarantor or any one or more of any endorsers or other guarantors of any of the Guaranteed Obligations; and

(e)    permitting the Guaranteed Obligations to exceed any Guarantor's liability under this Guaranty. Each Guarantor agrees that any amounts received by Agent or any Lender from any source other than such Guarantor shall be deemed to be applied first to any portion of the Guaranteed Obligations not guaranteed by such Guarantor.

5.    Guaranty to be Absolute. Each Guarantor agrees that until the Guaranteed Obligations have been paid in full in immediately available funds and any commitments of Lenders under the Loan Agreement and facilities provided by Lenders with respect to the Guaranteed Obligations have been terminated, the Guarantors shall not be released by or because of the taking, or failure to take, any action that might in any manner vary, discharge or otherwise reduce, limit, or modify any Guarantor's obligations under this Guaranty. Each Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Agent or Lenders described in the immediately preceding paragraph of this Guaranty. It is the express intent of each Guarantor that such Guarantor’s obligations under this Guaranty are and shall be absolute and unconditional. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to any Lender is rescinded or must be returned by such Lender to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation; and any guaranty of any indemnities hereunder, shall survive any termination of this Guaranty. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, the Guaranteed Obligations shall nonetheless be payable by any Guarantor immediately if requested by Agent.

6.    Guarantor's Waivers of Certain Rights and Certain Defenses. Except as prohibited by applicable law, each Guarantor:

(a)    any right to require any Lender to:

Continuing and Unconditional Guaranty

(i)    proceed against Borrower or any other person before proceeding against any Guarantor;

(ii)    apply any payments or proceeds received against the Guaranteed Obligations in any order;

(iii)    proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against such Guarantor;

(iv)    marshal assets or proceed against or exhaust any security held from any Borrower or any other person;

(v)    disclose any information about the Guaranteed Obligations the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lenders to the extent permitted under Section 14.12 of the Loan Agreement;

(vi)    give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from Borrower or any other person;

(vii)    take any other action or pursue any other remedy in any Lender’s power; or

(viii)    make any presentment or demand for performance, or give any notice of any kind, including notice of nonperformance, acceleration, protest, change of any terms of repayment of the Guaranteed Obligations, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lenders, or any other guarantor or surety of Borrower, the creation of new or additional Guaranteed Obligations, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Lenders as security for or which constitute in whole or in part the Guaranteed Obligations hereunder, or in connection with the creation of new or additional Guaranteed Obligations, or give any notice of acceptance of this Guaranty, or notices of any fact that might increase any Guarantor’s risk.

(b)    any defense to its obligations under this Guaranty based upon or arising by reason of:

(i)    any disability or other defense of Borrower any other guarantor or surety or any other person;

(ii)    the cessation or limitation from any cause whatsoever, other than payment in full, of the Guaranteed Obligations;

(iii)    any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of Borrower;

(iv)    the application by Borrower of the proceeds of any of the Guaranteed Obligations for purposes other than the purposes represented by Borrower to, or intended or understood by Lenders and such Guarantor;

(v)    any act or omission by any Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Guaranteed Obligations, or the loss or release of any collateral by operation of law or otherwise; or which in any way impairs or suspends any rights or remedies of any Lender against Borrower;

Continuing and Unconditional Guaranty

(vi)    any impairment of the value of any interest in any security for the Guaranteed Obligations, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security;

(vii)    any modification or change in terms of the Guaranteed Obligations, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation;

(viii)    any requirement that Agent or Lenders give any notice of acceptance of this Guaranty;

(ix)    any defense based on any claim that such Guarantor's obligations exceed or are more burdensome than those of Borrower;

(x)    the benefit of any statute of limitations affecting such Guarantor's liability under this Guaranty; or

(xi)    any election of remedies by Agent or Lenders, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Guaranteed Obligations, destroys such Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

(c)    until the Guaranteed Obligations have been paid in full and any commitments of Lenders under the Loan Agreement or facilities provided by Lenders with respect to the Guaranteed Obligations have been terminated, even though the Guaranteed Obligations may be in excess of any Guarantor’s liability hereunder, to the extent permitted by applicable law, any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise).

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

7.    General Partner Liability and Waivers of Other Rights and Defenses.

(a)    If Borrower is a partnership and a Guarantor is a general partner of that partnership, then such Guarantor shall not be liable under this Guaranty for any portion of the Guaranteed Obligations that is secured by real property; provided, however, that Guarantor shall remain liable under partnership law for all of the Guaranteed Obligations.

(b)    Each Guarantor waives any rights and defenses that are or may become available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

(c)    Each Guarantor waives all rights and defenses that such Guarantor may have because any of the Guaranteed Obligations is secured by real property. This means, among other things:

Continuing and Unconditional Guaranty

(i)    Any Lender may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and

(ii)    if any Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) any Lender may collect from any Guarantor even if such Lender, by foreclosing on the real property collateral, has destroyed any right any Guarantor may have to collect from Borrower; and

(iii)    if any Lender consents to a sale of the real property for less than the remaining amount of the Guaranteed Obligations due at the time of sale, the amount of the Guarantors’ obligation for the Guaranteed Obligations shall be reduced only by the amount of sales proceeds applied against the Guaranteed Obligations, even if such consent destroyed rights Guarantors may have to collect from Borrower, and notwithstanding Section 580e of the California Code of Civil Procedure or any other statute.

This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because any of the Guaranteed Obligations is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, 580e or 726 of the California Code of Civil Procedure.

Each Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which such Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Each Guarantor acknowledges that each Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lenders. Each Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantors and Lenders, given for full and ample consideration, and is enforceable on its own terms. Until all of the Guaranteed Obligations is paid in full, each Guarantor waives any right to enforce any remedy such Guarantor may have against any Borrower or any other guarantor, surety, or other person, and further, each Guarantor waives any right to participate in any collateral for the Guaranteed Obligations now or hereafter held by Agent or Lenders.

(d)    Each Guarantor waives any right or defense it may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

8.    Guarantor's Understanding With Respect To Waivers. Each Guarantor warrants and agrees that each of the waivers set forth above is made with each Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

9.    Lien and Setoff. Each Subsidiary Guarantor grants to Agent, on behalf of the Lenders, a continuing lien, security interest, and right of setoff as security for all of Guarantor's liabilities and obligations to Lenders, whether now existing or later arising, upon and against all the deposits, credits, collateral and property of Guarantor (other than clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of Agent, Lenders, or any entity under the control of Lender and their successors and assigns or in transit to any of them. At any time, without further demand or notice (any such notice being expressly waived by each Subsidiary Guarantor), Lenders may set off the same or any part thereof and apply the same to any liability or obligation of such Subsidiary Guarantor even though unmatured and regardless of the adequacy of any other collateral securing this Guaranty. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE GUARANTEED OBLIGATIONS PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF SUBSIDIARY GUARANTORS, ARE VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

Continuing and Unconditional Guaranty

10.    Subordination. Any obligations of any Borrower to any Guarantor, now or hereafter existing, including but not limited to any obligations to any Guarantor as subrogee of Lenders or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Indebtedness. Each Guarantor agrees that, if Agent so requests, such Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrowers to Guarantor until the Indebtedness has been paid in full and any commitments of Lenders or facilities provided by Lenders with respect to the Indebtedness have been terminated. If any payments are received by any Guarantor in violation of such waiver or agreement, such payments shall be received by such Guarantor as trustee for Lenders and shall be paid over to Lenders on account of the Indebtedness, but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantors may now or hereafter have on any property of any Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Agent on behalf of the Lenders may have on any such property.

11.    Revocation of Guaranty.

(a)    This Guaranty may be revoked at any time by any Guarantor in respect to future transactions. Such revocation shall be effective upon actual receipt by Agent, at the address shown below or at such other address as may have been provided to Guarantors by Agent, of written notice of revocation. Revocation shall not affect any Guarantor's obligations or Lenders’ rights with respect to transactions committed or entered into prior to Agent's receipt of such notice, nor shall it affect the Guarantors’ obligations with respect to any indemnities, executed prior to Agent’s receipt of such notice.

(b)    Each Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, ownership or composition or structure of any Borrower, or the dissolution of any Borrower.

12.    Extent of Guaranty. If any Guarantor is a subsidiary or affiliate of Borrower, such Guarantor's liability hereunder shall not exceed at any one time the largest amount during the period commencing with such Guarantor’s execution of this Guaranty and thereafter that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law.

13.    Taxes. All payments by each Guarantor hereunder shall be subject to Section 5.9.1 of the Loan Agreement, which is incorporated by reference herein, mutatis mutandis.

14.    Information Relating to Borrower. Each Guarantor acknowledges and agrees that it has made such independent examination, review, and investigation of the Loan Documents as such Guarantor deems necessary and appropriate, and shall have sole responsibility to obtain from Borrower any information required by Guarantor about any modifications to the Loan Documents. Each Guarantor further acknowledges that Lenders have no duty, and such Guarantor is not relying on Lenders, at any time to disclose to any Guarantor any information relating to the business operations or financial condition of Borrower.

15.    Borrower's Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Lenders to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty, subject to any limitations on any Guarantor's liability set forth in this Guaranty.

Continuing and Unconditional Guaranty

16.    Guarantor Information; Reporting to Credit Bureaus. Each Guarantor authorizes Agent to verify or check any information given by any Guarantor to Agent, check Guarantor’s credit references, verify employment, and obtain credit reports. Guarantors shall provide such financial statements and other financial information about Guarantors as Agent may request from time to time. The Guarantors agree that each Lender shall have the right at all times to disclose and report to credit reporting agencies and credit rating agencies such information pertaining to the Indebtedness and/or Guarantors as is consistent with such Lenders policies and practices from time to time in effect.

17.    [Reserved]

18.    Change of Status. Each guarantor shall comply with its obligations set forth in Sections 10.2.9 and 10.2.11 of the Loan Agreement.

19.   Remedies. Upon the occurrence and during the continuance of an Event of Default, Lenders shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law and may exercise its remedies in accordance with the terms of the Loan Documents. Without limiting the foregoing to the extent permitted by law, Agent may, at its option and without notice or demand:

(a)    declare any Guaranteed Obligations due and payable at once;

(b)    take possession of any collateral pledged by any Borrower or any Guarantor under the Loan Documents, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral under the Loan Documents at any public or private sale or otherwise dispose of any or all of the collateral under the Loan Documents in its then condition, for cash or on credit or for future delivery, and in connection therewith Agent may impose reasonable conditions upon any such sale. Further, Agent, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral under the Loan Documents to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of any Borrower or Guarantor whatsoever. Each Guarantor acknowledges and agrees that the sale of any collateral under the Loan Documents through any nationally recognized broker-dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided in this Guaranty; and

(c)    [set off and apply any and all deposit accounts of any Subsidiary Guarantor held by Agent, Lenders or their affiliates against the Guaranteed Obligations. The set-off may be made irrespective of whether or not Agent or Lenders shall have made demand under this Guaranty, and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit accounts and without regard for the availability or adequacy of other collateral. If exercised by Agent or any Lender, Agent or such Lender, as applicable, shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books after such default.]

20.   Notices. Except as otherwise provided in Section 14.3.2 of the Loan Agreement, all notices and other communications by or to a party hereto shall be in writing and shall be given to any Guarantor, at Borrower Agent’s address shown on its signature page to the Loan Agreement, or at such other address as a party may hereafter specify by notice in accordance with Section 14.3 of the Loan Agreement. The effectiveness of each communication hereunder shall be governed by Section 14.3 of the Loan Agreement, which is hereby incorporated herein by reference mutatis mutandis.

21.   Successors and Assigns. This Guaranty (a) binds each Guarantor and such Guarantor's successors, and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Agent, and (b) inures to the benefit of Agent, Lenders and Agent's and Lenders’ indorsees, successors, and assigns. Agent may, without notice to any Guarantor and without affecting any Guarantor's obligations, sell participations in, or assign the Guaranteed Obligations and this Guaranty, in whole or in part and may exchange information about any Guarantor to any actual or potential participants or assignees, subject to and to the extent permitted by Section 14.12 of the Loan Agreement.

Continuing and Unconditional Guaranty

22.    Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. Section 11.5 of the Loan Agreement applies to this Guaranty, which is hereby incorporated herein by reference mutatis mutandis. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

23.    Costs and Expenses. Guarantor agrees to pay all reasonable attorneys' fees and all other costs and expenses that may be incurred by Lenders (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of any Lender in any case commenced by or against Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

24.    Representations and Warranties. Until the Guaranteed Obligations are repaid in full and any commitments or facilities provided by Lenders with respect to the Guaranteed Obligations have been terminated, each Guarantor represents and warranties that each of the representations and warranties applicable to it in Section 9 of the Loan Agreement are true and correct (except for representations and warranties that relate solely to an earlier date).

25.    THIS GUARANTY SHALL BE SUBJECT TO THE PROVISIONS REGARDING SURVIVAL, CUMULATIVE EFFECT, EXECUTION, INTEGRATION, CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, JUDICIAL REFERENCE AND NO ORAL AGREEMENTS SET FORTH IN THE LAST SENTENCE OF SECTION 4.6 AND SECTIONS 14.6, 14.7, 14.8, 14.9, 14.13, 14.14, 14.15 AND 14.17 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

26.    Conflicts with Loan Agreement. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the terms and provisions of the Loan Agreement, on the other hand, then the terms and provisions of the Loan Agreement shall control.

27.    Application of Singular and Plural. In all cases where there is but a single Borrower, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower, or when this Guaranty is executed by more than one Guarantor, the word “Borrower” or "Borrowers" and the word "Guarantor" respectively shall mean all or any one or more of them as the context requires.

28.    Obligations Secured. The obligations of the Subsidiary Guarantors hereunder is secured by that certain Pledge and Security Agreement entered into by the Subsidiary Guarantors and Agent as of even date herewith as may be amended, restated or otherwise modified from time to time.

[Signature Pages Follow]

Continuing and Unconditional Guaranty

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the date first written above.

Xxxxxxxxxxxxxxx,
as Agent

By:	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
Name:	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
Title:	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

NewLake Capital Partners, Inc.,
as Guarantor

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

GA 2 (Uncasville CT) LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

GA 5 (Sterling MA) LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

Continuing and Unconditional Guaranty

NLCP 4758 N. Milwaukee IL, LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 4645 De Soto CA, LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 2229 Diehl IL, LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 939 Boston Turnpike MA LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 520 Shamokin Street PA LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 156 Lincoln MA, LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 7 Legion MA, LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

NLCP 1 Oak Hill RD MA, LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer

GA 3 (Sinking spring PA) LLC,
as Guarantor

By:	NLCP Operating Partnership LP, its sole member

By:	NewLake Capital Partners, Inc., its general partner

By:	/s/ David Weinstein
Name:	David Weinstein
Title:	Chief Executive Officer